Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three months ended September 30,		For the nine months ended September 30,
	2009	2008	2009	2008
	(unaudited; in millions, except per unit amounts)
Operating revenue	$1,363.7	$2,770.2	$4,104.2	$8,044.7

Operating expenses
Cost of natural gas	943.2	2,376.2	2,929.3	7,019.6
Operating and administrative	133.6	135.2	399.0	363.3
Power	33.7	35.0	96.9	104.6
Depreciation and amortization	65.2	54.8	191.7	153.3

	1,175.7	2,601.2	3,616.9	7,640.8

Operating income	188.0	169.0	487.3	403.9
Interest expense	60.7	50.7	169.9	129.6
Other income	2.8	0.2	2.5	1.5

Income from continuing operations before income tax expense	130.1	118.5	319.9	275.8
Income tax expense	2.7	1.9	6.8	5.0

Income from continuing operations	127.4	116.6	313.1	270.8
Income (loss) from discontinued operations, net of tax	(67.9)	2.8	(67.5)	10.5

Net income	59.5	119.4	245.6	281.3
Less: Net income attributable to noncontrolling interest	2.3	—	2.3	—

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$57.2	$119.4	$243.3	$281.3

Net income allocable to limited partner units
Income from continuing operations	$110.1	$100.2	$267.6	$235.9
Income (loss) from discontinued operations	(66.5)	1.4	(66.2)	10.3

Net income allocable to limited partner units	$43.6	$101.6	$201.4	$246.2

Basic and diluted earnings per limited partner unit
Income from continuing operations	$0.94	$1.03	$2.30	$2.47
Income (loss) from discontinued operations	(0.57)	0.01	(0.57)	0.11

Net income per limited partner unit (basic and diluted)	$0.37	$1.04	$1.73	$2.58

Weighted average limited partner units outstanding	117.0	96.9	116.0	95.3

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine months ended September 30,
	2009	2008
	(unaudited; in millions)
Cash provided by operating activities
Net income	$245.6	$281.3
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	203.3	163.1
Derivative fair value gains	(7.3)	(17.5)
Inventory market price adjustments	3.6	8.3
Impairment charge	66.1	—
Other	14.3	20.1
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	(40.8)	(49.2)
Due from General Partner and affiliates	11.7	2.1
Accrued receivables	189.0	21.1
Inventory	(31.3)	(98.6)
Current and long term other assets	(42.3)	(9.1)
Due to General Partner and affiliates	21.8	35.4
Accounts payable and other	(10.2)	(10.5)
Accrued purchases	(89.5)	78.1
Interest payable	42.7	55.9
Property and other taxes payable	6.9	14.8
Settlement of interest rate derivatives	(0.7)	(22.1)

Net cash provided by operating activities	582.9	473.2

Cash used in investing activities
Additions to property, plant and equipment	(813.3)	(1,000.2)
Changes in construction payables	(77.0)	(56.0)
Changes in restricted cash	0.1	(10.0)
Other	(0.2)	(13.0)

Net cash used in investing activities	(890.4)	(1,079.2)

Cash provided by financing activities
Net proceeds from unit issuances	—	221.8
Distributions to partners	(279.9)	(211.8)
Repayments of long-term debt	(389.7)	—
Net proceeds from issuances of long-term debt	—	790.2
Net borrowings (repayments) under Credit Facility	463.2	(13.7)
Net commercial paper repayments	—	(79.4)
Net borrowings from General Partner and affiliates	166.1	—
Contribution from noncontrolling interest	203.0	—
Other	(4.0)	—

Net cash provided by financing activities	158.7	707.1

Net increase (decrease) in cash and cash equivalents	(148.8)	101.1
Cash and cash equivalents at beginning of year	339.9	50.5

Cash and cash equivalents at end of period	$191.1	$151.6

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30, 2009	December 31, 2008
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$191.1	$339.9
Restricted cash	—	0.1
Receivables, trade and other, net of allowance for doubtful accounts of $2.8 in 2009 and $2.6 in 2008	143.0	103.0
Due from General Partner and affiliates	28.8	40.5
Accrued receivables	317.9	507.3
Inventory	80.7	53.0
Assets held for sale	151.4	—
Other current assets	53.5	80.7

	966.4	1,124.5
Property, plant and equipment, net	7,295.6	6,722.9
Goodwill	246.6	256.5
Intangibles, net	84.1	88.7
Other assets, net	61.9	108.3

	$8,654.6	$8,300.9

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$64.0	$42.2
Accounts payable and other	125.8	225.3
Accrued purchases	291.6	381.2
Interest payable	76.7	34.0
Property and other taxes payable	39.7	32.8
Current maturities of long-term debt	31.0	420.7

	628.8	1,136.2
Long-term debt	3,687.1	3,223.4
Loans from General partner and affiliates	296.1	130.0
Other long-term liabilities	92.1	84.4

	4,704.1	4,574.0

Commitments and contingencies

Partners’ capital
Class A common units (76,088,834 at September 30, 2009 and December 31, 2008, respectively)	2,009.1	2,104.0
Class B common units (3,912,750 at September 30, 2009 and December 31, 2008)	80.5	85.0
Class C units (21,333,276 and 19,688,968 at September 30, 2009 and December 31, 2008, respectively)	922.3	886.5
i-units (16,052,739 and 14,763,055 at September 30, 2009 and December 31, 2008, respectively)	580.7	553.8
General Partner	253.9	84.7
Accumulated other comprehensive income (loss)	(101.3)	12.9

Total Enbridge Energy Partners, L.P. partners’ capital	3,745.2	3,726.9
Noncontrolling interest	205.3	—

Total partners’ capital	3,950.5	3,726.9

	$8,654.6	$8,300.9

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER UNIT

We allocate our net income among our general partner and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, including any incentive distribution rights, or IDRs, embedded in the general partner interest, to our general partner, Enbridge Energy Company, Inc. and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our general partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our general partner and limited partners based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. The formula for distributing available cash as set forth in our partnership agreement is as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly	Up to $0.59	2%	98%
First Target Distribution	> $0.59 to $0.70	15%	85%
Second Target Distribution	> $0.70 to $0.99	25%	75%
Over Second Target Distribution	In excess of $0.99	50%	50%

We determined net income per limited partner unit as follows:

	For the three months ended September 30,		For the nine months ended September 30,
	2009	2008	2009	2008
	(in millions, except per unit amounts)
Net income	$59.5	$119.4	$245.6	$281.3
Less: Net income attributable to noncontrolling interest	2.3	—	2.3	—

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	57.2	119.4	243.3	281.3
Less: Net income (loss) from discontinued operations	(67.9)	2.8	(67.5)	10.5

Net income from continuing operations attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	125.1	116.6	310.8	270.8
Less distributions paid:
Incentive distributions to General Partner	(12.6)	(10.6)	(37.7)	(30.1)
Distributed earnings allocated to General Partner (2%)	(2.5)	(1.9)	(7.1)	(5.8)

Total distributed earnings to General Partner	(15.1)	(12.5)	(44.8)	(35.9)
Total distributed earnings to limited partners (98%)	(116.2)	(96.3)	(346.0)	(283.1)

Total distributed earnings	(131.3)	(108.8)	(390.8)	(319.0)

Underdistributed (overdistributed) earnings	$(6.2)	$7.8	$(80.0)	$(48.2)

Weighted average limited partner units outstanding	117.0	96.9	116.0	95.3

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.99	$0.99	$2.98	$2.97
Underdistributed (overdistributed) earnings per limited partner unit (2)	(0.05)	0.04	(0.68)	(0.50)

Net income from continuing operations attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P. per limited partner unit	0.94	1.03	2.30	2.47
Net income (loss) from discontinued operations per limited partner unit	(0.57)	0.01	(0.57)	0.11

Net income per limited partner unit (basic and diluted)	$0.37	$1.04	$1.73	$2.58

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments:

The following tables present certain financial information about our business segments:

	For the three months ended September 30, 2009
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$262.1	$939.8	$466.3	$—	$1,668.2
Less: Intersegment revenue	—	301.4	3.1	—	304.5

Operating revenue	262.1	638.4	463.2	—	1,363.7
Cost of natural gas	—	491.4	451.8	—	943.2
Operating and administrative	61.2	69.7	1.8	0.9	133.6
Power	33.7	—	—	—	33.7
Depreciation and amortization	34.5	30.3	0.4	—	65.2

Operating income	132.7	47.0	9.2	(0.9)	188.0
Interest expense	—	—	—	60.7	60.7
Other income	—	—	—	2.8	2.8

Income from continuing operations before income tax expense	132.7	47.0	9.2	(58.8)	130.1
Income tax expense	—	—	—	2.7	2.7

Income from continuing operations	132.7	47.0	9.2	(61.5)	127.4
Loss from discontinued operations	—	(67.9)	—	—	(67.9)

Net income (loss)	132.7	(20.9)	9.2	(61.5)	59.5
Less: Net income attributable to the noncontrolling interest	—	—	—	2.3	2.3

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$132.7	$(20.9)	$9.2	$(63.8)	$57.2

Capital expenditures (excluding acquisitions)	$237.3	$28.2	$—	$3.3	$268.8

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	For the three months ended September 30, 2008
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$209.3	$2,190.9	$1,352.8	$—	$3,753.0
Less: Intersegment revenue	0.1	928.5	54.2	—	982.8

Operating revenue	209.2	1,262.4	1,298.6	—	2,770.2
Cost of natural gas	—	1,091.4	1,284.8	—	2,376.2
Operating and administrative	52.0	79.1	2.5	1.6	135.2
Power	35.0	—	—	—	35.0
Depreciation and amortization	26.7	27.7	0.4	—	54.8

Operating income	95.5	64.2	10.9	(1.6)	169.0
Interest expense	—	—	—	50.7	50.7
Other income	—	—	—	0.2	0.2

Income from continuing operations before income tax expense	95.5	64.2	10.9	(52.1)	118.5
Income tax expense	—	—	—	1.9	1.9

Income from continuing operations	95.5	64.2	10.9	(54.0)	116.6
Income from discontinued operations	—	2.8	—	—	2.8

Net income	$95.5	$67.0	$10.9	$(54.0)	$119.4

Capital expenditures (excluding acquisitions)	$261.1	$62.7	$—	$4.3	$328.1

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	As of and for the nine months ended September 30, 2009
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$710.2	$2,793.5	$1,619.5	$—	$5,123.2
Less: Intersegment revenue	0.3	1,000.2	18.5	—	1,019.0

Operating revenue	709.9	1,793.3	1,601.0	—	4,104.2
Cost of natural gas	—	1,372.3	1,557.0	—	2,929.3
Operating and administrative	174.8	215.9	5.3	3.0	399.0
Power	96.9	—	—	—	96.9
Depreciation and amortization	98.5	92.0	1.2	—	191.7

Operating income	339.7	113.1	37.5	(3.0)	487.3
Interest expense	—	—	—	169.9	169.9
Other income	—	—	—	2.5	2.5

Income from continuing operations before income tax expense	339.7	113.1	37.5	(170.4)	319.9
Income tax expense	—	—	—	6.8	6.8

Income from continuing operations	339.7	113.1	37.5	(177.2)	313.1
Loss from discontinued operations	—	(67.5)	—	—	(67.5)

Net income	339.7	45.6	37.5	(177.2)	245.6
Less: Net income attributable to the noncontrolling interest	—	—	—	2.3	2.3

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$339.7	$45.6	$37.5	$(179.5)	$243.3

Total assets	$4,737.4	$3,478.3	$158.9	$280.0	$8,654.6

Capital expenditures (excluding acquisitions)	$695.6	$106.2	$—	$11.5	$813.3

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	As of and for the nine months ended September 30, 2008
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$555.5	$6,252.7	$4,025.8	$—	$10,834.0
Less: Intersegment revenue	0.3	2,582.9	206.1	—	2,789.3

Operating revenue	555.2	3,669.8	3,819.7	—	8,044.7
Cost of natural gas	—	3,201.8	3,817.8	—	7,019.6
Operating and administrative	130.8	220.7	7.1	4.7	363.3
Power	104.6	—	—	—	104.6
Depreciation and amortization	73.0	79.0	1.3	—	153.3

Operating income (loss)	246.8	168.3	(6.5)	(4.7)	403.9
Interest expense	—	—	—	129.6	129.6
Other income	—	—	—	1.5	1.5

Income (loss) from continuing operations before income tax expense	246.8	168.3	(6.5)	(132.8)	275.8
Income tax expense	—	—	—	5.0	5.0

Income (loss) from continuing operations	246.8	168.3	(6.5)	(137.8)	270.8
Income from discontinued operations	—	10.5	—	—	10.5

Net income (loss)	$246.8	$178.8	$(6.5)	$(137.8)	$281.3

Total assets	$3,709.9	$3,692.5	$353.1	$225.6	$7,981.1

Capital expenditures (excluding acquisitions)	$762.8	$226.6	$—	$10.8	$1,000.2

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.